SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                        August 28, 2003 (August 21, 2003)

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                                 LCS Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-30420                 20-1010-495
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


           3 Tennis Court Road
            Mahopac, New York                           10541
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 (Address of Principal Executive Offices)             (Zip Code)
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                                  845-621-3945
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               Registrant's telephone number, including area code




          (Former name or former address, if changed since last report)



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Item 5.  OTHER INFORMATION

On August 21, 2003, LCS Group, Inc., LCS Acquisition Corp., a wholly owned subsidiary of LCS Group, Conversion Services International, Inc. and Scott Newman and Glenn Peipert, CSI's executive officers and principal stockholders, executed an Agreement and Plan of Reorganization to merge CSI into LCS Acquisition Corp. If the transaction is consummated, CSI will become the operating entity, LCS Group will change its name to Conversion Services International, Inc. and the CSI stockholders will control approximately between 85% and 90% of the shares of the combined company. The transaction is subject, among other things, to the approval of the CSI stockholders, the approval by the LCS Group stockholders to an increase in the authorized LCS Group shares to one billion and appropriate due diligence by the parties.

CSI was founded in 1990 by Messrs. Newman and Peipert and is located in East Hanover, New Jersey. The company, with its Center for Data Warehousing, is a leading provider of a new category of professional services that embraces IT Management Consulting, Data Warehousing, Business Intelligence and e-Business.

Reference is made to the Agreement and Plan of Merger, which is being filed as an Exhibit to this Form 8-K. All statements made with respect to the transaction discussed in this Item 5 are qualified by such reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

The following documents are being filed as exhibits to this report.

Exhibit No.    Description
-----------    -----------
2.1            Agreement and Plan of  Reorganization  among LCS Group,  Inc.,
               LCS  Acquisition Corp. (a wholly owned subsidiary of LCS
               Group, Inc.), Conversion Services International, Inc.,
               Scott Newman and Glenn Peipert dated as of August 21, 2003
               (without Exhibits and Schedules).

99.1           News Release dated August 21, 2003.





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ITEM 9.  REGULATION FD DISCLOSURE

On August 21, 2003, LCS Group,  Inc. issued the news release  attached hereto as
Exhibit 99.1 and incorporated by reference as if fully set forth herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 LCS GROUP, INC.

Date:  August 28, 2003           By:  /S/Michael Mitchell
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                                      Michael Mitchell, Sole Director and
                                      Principal Executive Officer